Equipment on Operating Leases	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
Equipment on Operating Leases

Note 7: Equipment on Operating Leases

Equipment on operating leases primarily include products leased to customers by Agricultural Equipment, Construction Equipment and Commercial Vehicles. A summary of equipment on operating leases as of December 31, 2017 and 2016 is as follows:

	2017	2016
	(in millions)
Equipment on operating leases	$2,240	$2,253
Accumulated depreciation	(395)	(346)
Net equipment on operating leases	$1,845	$1,907

Depreciation expense on equipment on operating leases is recorded in “Other, net” and amounted to $305 million, $267 million and $215 million for the years ended December 31, 2017, 2016, and 2015, respectively.

Lease payments owed to CNH Industrial for equipment under non-cancelable operating leases as of December 31, 2017, are as follows:

Amount
(in millions)
2018	$175
2019	109
2020	59
2021	29
2022	7
Beyond 5 years	1
Total	$380